SECOND AMENDMENT
                             HENDERSON GLOBAL FUNDS
                             DISTRIBUTION AGREEMENT

         This Amendment (the "Amendment") to the Henderson Global Funds Distribution Agreement (the "Distribution Agreement") dated as of March 31, 2009, and as amended on April 20, 2009, by and between Henderson Global Funds (the "Trust"), and Foreside Fund Services, LLC ("Foreside") is effective as of November 30, 2009.

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to the Distribution Agreement being herein referred to as a "Fund," and collectively as the "Funds") and the Trust offers shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes");

         WHEREAS, the Trust desires that Foreside offer, as principal underwriter, the Shares of each Fund and Class thereof to the public and Foreside is willing to provide those services on the terms and conditions set forth in the Distribution Agreement in order to promote the growth of the Funds and facilitate the distribution of the Shares;

         WHEREAS, Adviser and Foreside desire to amend the Distribution Agreement to reflect the deletion of Henderson Global Real Estate Equities Fund, effective as of October 8, 2009, and the deletion of the Henderson Industries of the Future Fund, effective as of November 30, 2009;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and Foreside hereby agree as follows:

         1. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

         2. As of the Effective Date, Appendix A to the Distribution Agreement is amended and restated as provided in Exhibit A attached hereto.

         3. This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under in and accordance with, the laws of the State of Delaware.

         4. Except as expressly amended hereby, all of the provisions of the Distribution Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                                     HENDERSON GLOBAL FUNDS


                                                     By:   /s/ Chris Yarbrough
                                                           ---------------------
                                                           Chris Yarbrough
                                                           Secretary


                                                     FORESIDE FUND SERVICES, LLC


                                                     By:   /s/ Richard J. Berthy
                                                           ---------------------
                                                           Richard J. Berthy
                                                           Vice President


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

                             HENDERSON GLOBAL FUNDS
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                             AS OF NOVEMBER 30, 2009

------------------------------------- ---------------------- ----------------------------- ----------------------------
FUNDS OF THE TRUST                    CLASSES OF THE TRUST    DISTRIBUTION FEES PAYABLE     SHAREHOLDER SERVICE FEES
                                                                     TO FORESIDE*             PAYABLE TO FORESIDE*
------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson European Focus Fund                   A                       0.25%                         NONE
                                                B                       0.75%                         0.25%
                                                C                       0.75%                         0.25%
                                                W                       NONE                          NONE

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Global Technology Fund                A                       0.25%                         NONE
                                                B                       0.75%                         0.25%
                                                C                       0.75%                         0.25%
                                                W                       NONE                          NONE

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson International                         A                       0.25%                         NONE
Opportunities Fund                              B                       0.75%                         0.25%
                                                C                       0.75%                         0.25%
                                                R                       0.50%                         NONE
                                                W                       NONE                          NONE

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Worldwide Income Fund                 A                       0.25%                         NONE
                                                B                       0.75%                         0.25%
                                                C                       0.75%                         0.25%

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Japan-Asia Focus Fund                 A                       0.25%                         NONE
                                                C                       0.75%                         0.25%

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Global Equity Income Fund             A                       0.25%                         NONE
                                                C                       0.75%                         0.25%

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Global Opportunities Fund             A                       0.25%                         NONE
                                                C                       0.75%                         0.25%

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson International Equity Fund             I                       _____                         _____

------------------------------------- ---------------------- ----------------------------- ----------------------------
Henderson Money Market Fund                     A                       0.25%                         NONE
                                                B                       0.75%                         0.25%
                                                C                       0.75&                         0.25%
                                                Z                       NONE                          NONE

------------------------------------- ---------------------- ----------------------------- ----------------------------

*        Fee as a % of the annual average daily net assets of the Fund


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